                                EXHIBIT 10.14(i)

                                                              February 13, 2006

Stuart P. Litt
Northport Systems, Inc.
215 Scudder Avenue
Northport, NY  11768

Dear Stuart:

American Technical Ceramics Corp. would like to extend the January 1, 2004
Consulting Agreement between American Technical Ceramics Corp. and Northport
Systems, Inc. for a period of one year. The extended Agreement would expire on
December 31, 2006. This would be the second one-year extension of this agreement. Other than the extension of the Agreement, all terms of the Agreement would remain the same.

If you agree to extend the Consulting Agreement until December 31, 2006, please sign this letter and return it to my attention at the address below.

                                        Yours truly,

                                        /S/Kathleen M. Kelly

                                        Kathleen M. Kelly
                                        Vice President, Administration
KMK

Agreed to:

         /S/Stuart P. Litt
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Stuart P. Litt              Date